                                                        Registration Nos.2-10653
                                                                          811-82

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No. _____                  ___


                  Post-Effective Amendment No. 80                     X


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                  Amendment No. 35                                    X


                        (Check appropriate box or boxes)

                                   CGM TRUST
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              One International Place, Boston, Massachusetts 02110
              ----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (617) 737-3225
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

              Edward T. O'Dell, Jr. P.C. and Philip H. Newman, Esq.
                             Goodwin, Procter & Hoar
                                 Exchange Place
                          Boston, Massachusetts 02109
              ----------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


___  immediately upon filing                 ___  on ___________ pursuant to
     pursuant to paragraph (b),                   paragraph (b),

___  60 days after filing pursuant            X   on May 1, 1996 pursuant to
     to paragraph (a)(1),                         paragraph (a)(1),

___  75 days after filing pursuant           ___  on ___________ pursuant to
     to paragraph (a)(2),                         paragraph (a)(2) of rule 485.



If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                        STATEMENT UNDER RULE 24f-2(a)(1)

Registrant has registered an indefinite number of shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund under the Securities Act of 1933, as amended, in accordance with Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed on February 27, 1996, the notices on Form 24f-2 for CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund for the year ended December 31, 1995.


                      CALCULATION OF REGISTRATION FEE UNDER
                         THE SECURITIES ACT OF 1933 (1)

--------------------------------------------------------------------------------
                                   Proposed         Proposed
Title                              Maximum          Maximum
Securities          Amount         Offering         Aggregate      Amount of
Being               Being          Price Per        Offering       Registration
Registered          Registered     Unit (2)         Price (3)      Fee
--------------------------------------------------------------------------------
Shares of
Beneficial
Interest

Name of Series:
---------------

CGM Mutual Fund     2,570,005      $30.57           $ 78,565,070       0

CGM Fixed
  Income Fund         161,613      $11.89           $  1,921,588       0

CGM American
Tax Free Fund               0           0                      0       0

CGM Realty Fund        24,935      $11.63           $   290,000    $ 100

--------------------------------------------------------------------------------

(1) The shares being registered as set forth in this table are in addition to the indefinite number of shares of beneficial interest which Registrant has registered under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Registrant's notice on Form 24f-2 for its fiscal year ended December 31, 1995, was filed on February 27, 1996.

(2) Based on each Fund's respective net asset value on February 16, 1996 pursuant to Rule 457(d) under the 1933 Act and Rule 24e-2(a) under the 1940 Act.

(3) In response to Rule 24e-2(b) under the 1940 Act: (1) the calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2; (2) 11,006,919 shares of beneficial interest were redeemed by the Registrant during the fiscal year ended December 31, 1995; (3) 8,275,301 shares are being used for reductions pursuant to Rule 24f-2 during the current fiscal year, and (4) 2,731,618 shares are being used for reduction in this amendment pursuant to Rule 24e-2(a). While no fee is required for the 2,731,618 shares, the Registrant has elected to register, for $100, an additional $290,000 of shares of CGM Realty Fund.

                                    CGM TRUST

                              CROSS REFERENCE SHEET

                           Items required by Form N-1A

Item No.
of Form N-1A                            Location/Caption in Prospectus
------------                            ------------------------------

    1  ...............................  Cover Page

    2  ...............................  Schedule of Fees

    3  ...............................  Financial Highlights

    4  ...............................  Investment Objective and Policies

    5  ...............................  The Fund's Investment Manager; How to
                                        Purchase Shares; Back Cover Page;
                                        Additional Facts About the Fund

   5A  ...............................  Financial Highlights

    6  ...............................  How to Purchase Shares; Cover Page;
                                        Dividends, Capital Gains and Taxes

    7  ...............................  Back Cover Page; How to Purchase
                                        Shares; Shareholder Services

    8  ...............................  How to Redeem Shares

    9  ...............................  None

Item No.                                Location/Caption in Statement
of Form N-1A                            of Additional Information
------------                            -----------------------------

   10  ...............................  Cover Page

   11  ...............................  Table of Contents

   12  ...............................  Not Applicable

   13  ...............................  Investment Objective, Policies and
                                        Restrictions; Portfolio Turnover

   14  ...............................  Management of the Fund

   15  ...............................  Description of the Trust

   16  ...............................  Management of the Fund--Investment
                                        Advisory and Other Services

   17  ...............................  Portfolio Transactions and Brokerage

   18  ...............................  Description of the Trust

   19  ...............................  How to Buy Shares; Net Asset Value and
                                        Public Offering Price; Shareholder
                                        Services

   20  ...............................  Income Dividends, Capital Gain
                                        Distributions and Tax Status

   21  ...............................  Not Applicable

   22  ...............................  Advertising and Performance Information

   23  ...............................  Financial Statements

PART A.
-------

                     Prospectus for CGM Mutual Fund follows

                                 --------------

                        Prospectuses for CGM Realty Fund,
              CGM Fixed Income Fund, and CGM American Tax Free Fund
                                   are omitted

                               CGM MUTUAL FUND

    CGM Mutual Fund (the "Fund") is a diversified and flexibly managed mutual fund and a series of CGM Trust (the "Trust"), a registered, open-end, no-load management investment company. The Fund's objective is reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. Current income is a consideration in the selection of the Fund's portfolio securities, but it is not a controlling factor. The Fund's investment manager is Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager").


                                  PROSPECTUS
                                 May 1, 1996

    This prospectus sets forth information you should know before investing in the Fund. It should be retained for future reference. A Statement of Additional Information about the Fund dated May 1, 1996 (the "Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to the Trust, c/o CGM Investor Services, 222 Berkeley Street, Boston, MA 02116 or call the telephone number listed below to obtain a Statement. The Statement contains more detailed information about the Fund and, as amended or supplemented from time to time, is incorporated into this prospectus by reference.


--------------------------------------------------------------------------------
  For additional information about:
  []   Account procedures and status         []   New account procedures
  []   Redemptions                           []   Prospectuses
  []   Exchanges                             []   Performance
  Call 800-343-5678                          Call 800-345-4048
--------------------------------------------------------------------------------

                              TABLE OF CONTENTS


                                                                            Page
Schedule of Fees ..........................................................    2
Financial Highlights ......................................................    3
Investment Objective and Policies .........................................    4
The Fund's Investment Manager .............................................    5
The Portfolio Manager .....................................................    5
How to Purchase Shares ....................................................    5
Shareholder Services ......................................................    6
How to Redeem Shares ......................................................    7
Telephone Transactions ....................................................    9
Dividends, Capital Gains and Taxes ........................................    9
Pricing of Shares .........................................................   11
Performance Information ...................................................   11
Additional Facts About the Fund ...........................................   12


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               CGM MUTUAL FUND
SCHEDULE OF FEES

Shareholder Transaction Expenses

    Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price) ...............................  None

    Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price) ...............................  None

    Redemption Fees* ..................................................  None

    Exchange Fees .....................................................  None

Annual Fund Operating Expenses
(as a percentage of average net assets)

    Management Fees ...................................................  0.68%

    12b-1 Fees ........................................................  None


    Other Expenses ....................................................  0.23%
                                                                         ----

    Total Fund Operating Expenses .....................................  0.91%


----------
*A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.

    The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Fund. For additional information about the Fund's fees and expenses, please see "The Fund's Investment Manager" and the Statement.

    The following example illustrates the approximate expenses that you would incur on a $1,000 investment over a ten-year period, assuming a 5% annual rate of return and redemption at the end of each period.


                                  CUMULATIVE
         ------------------------------------------------------------
          1 YEAR           3 YEARS          5 YEARS          10 YEARS
          ------           -------          -------          --------
            $9               $29              $50              $112


    Please keep in mind that the example shown above is hypothetical. The information above should not be considered a representation of past or future return and expenses; the actual return and expenses may be more or less.

                                CGM MUTUAL FUND
                              FINANCIAL HIGHLIGHTS
      (For a share of the Fund outstanding throughout the indicated years)

      These financial highlights have been examined by Price Waterhouse LLP, independent accountants. The table below should be read in conjunction with the financial statements and the notes thereto, which, together with the Report of Independent Accountants thereon, are included in the Fund's Annual Report and incorporated by reference into the Statement. In addition to the highlights set forth below, further information about the performance of the Fund is contained in the Annual Report and the Statement, which may be obtained from the Trust free of charge.


                                                                     YEAR ENDED DECEMBER 31
                            -------------------------------------------------------------------------------------------------------
                            1995        1994       1993      1992       1991      1990*      1989       1988       1987      1986
                            ----        ----       ----      ----       ----      -----      ----       ----       ----      ----
Net asset value at
  beginning of year ..     $25.05      $28.88    $26.02    $26.80     $21.64     $22.34    $19.94     $20.40     $22.86    $21.53
                           ------      ------    ------    ------     ------     ------    ------     ------     ------    ------
Net investment income        0.73        1.09      0.92      0.93       0.97       0.87      0.97       1.08       0.87      0.82
Dividends from net
  investment income ..      (0.77)      (1.04)    (0.86)    (0.93)     (0.97)     (0.88)    (1.02)     (1.10)     (1.06)    (0.94)
Net realized and
  unrealized
  gain (loss) on
  investments ........       5.31       (3.88)     4.73      0.64       7.80      (0.64)     3.31      (0.44)      2.25      4.20
Distributions from net
  realized gain on
  investments ........      (0.89)         --     (1.81)    (1.42)     (2.64)        --     (0.86)        --      (4.52)    (2.75)
Distributions in
  excess of net
  realized gain ......         --          --     (0.12)       --         --         --        --         --         --        --
Distributions from
  paid-in capital ....         --          --        --        --         --      (0.05)       --         --         --        --
                           ------      ------    ------    ------     ------     ------    ------     ------     ------    ------
Net increase
  (decrease) in net
  asset value ........       4.38       (3.83)     2.86     (0.78)      5.16      (0.70)     2.40      (0.46)     (2.46)     1.33
                           ------      ------    ------    ------     ------     ------    ------     ------     ------    ------
Net asset value at end
  of year ............     $29.43      $25.05    $28.88    $26.02     $26.80     $21.64    $22.34     $19.94     $20.40    $22.86
                           ======      ======    ======    ======     ======     ======    ======     ======     ======    ======
Total Return (%) .....       24.3        -9.7      21.8       6.1       40.9        1.1      21.7        3.2       13.7      25.1

Ratios:
Operating expenses to
  average net assets(%)      0.91        0.92      0.93      0.93       0.93       0.97      0.97       1.01       0.94      0.84
Net income to average
  net assets (%) .....       2.55        4.39      3.45      3.74       3.80       4.00      4.26       5.25       3.69      3.81
Portfolio turnover (%)        291         173        97       121        201        159       218        218        197       127
Net assets at end
  of year (in
  thousands) ($) .....  1,154,439   1,063,375   947,115   548,630    401,887    295,868   312,080    292,735    303,053   203,412

*On March 1, 1990, the Capital Growth Management Division of Loomis, Sayles & Company, Incorporated was reorganized into CGM, which assumed management of the Fund.

                      INVESTMENT OBJECTIVE AND POLICIES
    The Fund has as its investment objective reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. While consideration is given to current income in the selection of the Fund's portfolio securities, it is not a controlling factor. There can be no assurance that the Fund will achieve its objective.

    The Fund seeks to attain its objective by investing substantially all of the Fund's assets in equity securities and in debt or fixed-income securities. The Fund is "flexibly managed"; it sometimes will be more heavily invested in equity securities and at other times will be more heavily invested in debt or fixed-income securities, depending on management's view of the economic and investment outlook. The Fund's investments are subject to the market risks inherent in all securities.

    Equity securities are common stocks and securities convertible into common stock. Equity securities are volatile investments, subject to price declines as well as advances, and involve greater risks than some other investment media. The Fund may invest up to 25% of its total assets in securities issued by companies in any single industry, including the real estate industry. Securities issued by companies in the real estate industry, including those issued by real estate investment trusts, may be subject to certain risks associated with the direct ownership of real estate as well as credit and market risks generally associated with fixed-income securities.

    Debt or fixed-income securities include notes, bonds, preferred stock and money market instruments including repurchase agreements. Such securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest).


    The Fund may invest up to 35% of its total assets in debt or fixed-income securities of a quality below investment grade at the time of investment (i.e. securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard and Poor's Corporation ("S&P"), or their equivalent as determined by the investment manager), including up to 10% of its total assets in fixed income securities rated at the time of investment CAA by Moody's or CCC by S&P, or their equivalent as determined by the investment manager.

    Securities rated non-investment grade (lower than Baa or baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. See Appendix A for further information about securities ratings. Investors should consider the following risks associated with high yield securities before investing in the Fund.

    High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

    High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on a high yield security will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

    The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the credit-worthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities.

    It is resonable to expect any recession to severely disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

    Although the Fund's objective is long-term capital appreciation, it frequently sells securities to respond to changes in market, industry, or individual company conditions or outlook, although it may only have held those securities for a short period. This policy may result in higher securities transactions costs.


                        THE FUND'S INVESTMENT MANAGER
    The Fund's investment manager is Capital Growth Management Limited Partnership, One International Place, Boston, Massachusetts 02110. CGM, an investment advisory firm founded in 1989, manages eight mutual fund portfolios and advisory accounts for other clients. The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner, who are trustees and officers of the Fund.


    In addition to selecting and reviewing the Fund's investments, CGM provides executive and other personnel for the management of the Fund. The Trust's Board of Trustees supervises CGM's conduct of the affairs of the Fund. In 1995, the Fund paid 0.68% of its average annual net assets in management fees to CGM.


                            THE PORTFOLIO MANAGER
    G. Kenneth Heebner manages the Fund. In 1989, Mr. Heebner founded CGM with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. He currently manages CGM Capital Development Fund, CGM Realty Fund and, with Janice H. Saul, co-manages CGM Fixed Income Fund.

                            HOW TO PURCHASE SHARES
    The Trust sells shares of the Fund directly to investors without any sales load. You may make an initial purchase of Fund shares by submitting a completed application form and payment to:

    The CGM Funds
    P.O. Box 449
    Boston, Massachusetts 02117-0449

    The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA"). Subsequent investments must be at least $50. See "Shareholder Services" below for further information about minimum investments in certain other circumstances.


    All investments made by check should be in U.S. dollars and made payable to CGM Mutual Fund. Third party checks (i.e. checks not payable to CGM Mutual
Fund) will not ordinarily be accepted and the Trust reserves the right to reject any third party check.


    After accepting an order, the Trust forwards the application and payment to the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), which is the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"). CGM Shareholder Services then opens an account, applies the payment to the purchase of full and fractional shares, and mails a statement of the account confirming the transaction.

    After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at the following address:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts 02266-8511

The remittance for any subsequent investment must be accompanied by either the Additional Investment Stub detached from a statement of account, or a note containing sufficient information to identify the account, i.e., the Fund name, your account number, your name and social security number.

    Subsequent investments may also be made by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "DDA99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Mutual Fund, Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

    The Trust reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason the Trust, in its sole discretion, deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend, change or withdraw the offering of shares of the Fund.

    The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust (in the case of your initial investment) or by CGM Shareholder Services (in the case of subsequent investments).

    If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Trust or CGM Shareholder Services for details.

    An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Trust's system for recording investments eliminates the problems of handling and safekeeping certificates.

                             SHAREHOLDER SERVICES
    The Fund offers the following shareholder services as more fully described in the Statement. Explanations and forms are available from the Trust.


EXCHANGE PRIVILEGE

    Shares may be exchanged for shares of money market funds currently distributed by New England Funds, L.P. ("Money Market Funds"). You may also exchange shares for shares of CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund. Additionally, you may exchange shares for shares of CGM Capital Development Fund, but only if you were a shareholder on September 24, 1993, and have remained a shareholder in CGM Capital Development Fund continuously since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund as described in the Statement. CGM Realty Fund shares are not available in South Dakota as described in the prospectus for CGM Realty Fund.

    All exchanges may be made without charge. You may make an exchange by written instruction or, if a written authorization for telephone exchanges is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions." Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Exchange requests cannot be revoked once they have been received in good order.

    Investors should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund limits the number of exchanges each shareholder may make to four exchanges per account (or two round trips) per calendar year. Monthly automatic exchanges from the Money Market Funds to the Fund are exempt from this restriction. The Trust also reserves the right to prohibit exchanges during the first ten days following an investment in the Fund. The Trust may terminate or change the terms of the exchange privilege. In general, shareholders will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

SYSTEMATIC WITHDRAWAL PLAN
    If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. If checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Undeliverable or uncashed checks shall be cancelled and such amounts shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

AUTOMATIC INVESTMENT PLAN ("AIP")
    Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Additional information about this Plan is set forth in the Statement and also in Section 9 of the Account Application.

RETIREMENT PLANS
    The Fund's shares may be purchased by certain types of tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for IRAs, SEP-IRAs, 403(b)(7) custodial accounts, and pension and profit sharing plans ("CGM Retirement Plans").


SHAREHOLDER REPORTS
    Shareholders will receive the Fund's financial statements and a summary of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings, each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Trust.


    Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee may be charged for any duplicate information requested for prior years.


                             HOW TO REDEEM SHARES
    You can redeem all or part of your shares in the Fund in three different ways: by sending a written request for a check or wire representing the redemption proceeds, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your record address, which has not changed in the prior three months) or by making a telephone request for redemption proceeds to be wired to a bank that you have predesignated. The redemption price will always be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.


    If you elect to redeem shares in writing, send your written request to:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts 02266-8511

The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions. All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services in advance to determine whether additional documentation will be required before you send a redemption request.

    Redemptions from CGM Retirement Plans for which State Street Bank is the trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.

    If you are redeeming shares worth more than $25,000 or requesting that the proceeds check be made out to someone other than the registered owner(s) or be sent to an address other than your record address (or sent to your record address if such address has been changed within the previous three months), you must have your signature guaranteed by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public).

    If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.

    If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions." Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account, provided the address has not changed for three months and you are redeeming $25,000 or less, or by having a wire sent to a bank account you have previously designated.

    Telephone redemptions by check are available to all shareholders of the Fund automatically and no special application is necessary. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing the Service Options Form (with a signature guarantee), available from the Trust or CGM Shareholder Services.

    A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange (the "Exchange"). If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Trust cannot accept your request and a new one will be necessary.

    Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on the Service Options Form with a signature guarantee.


    Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within seven days (and generally on the first business day) following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and your check (or AIP investment) was deposited fewer than fifteen days prior to the redemption request, the Fund will not honor your redemption request. If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.


    The Fund may not suspend the right of redemption or postpone payment for more than seven days except when the Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

    Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to CGM Retirement Plans and UGMA/UTMA accounts.

                            TELEPHONE TRANSACTIONS
    You may initiate three types of transactions by telephone:

[]   Telephone Exchanges

[]   Telephone Redemptions By Wire

[]   Telephone Redemptions By Check

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

    The Telephone Exchange privilege and/or Telephone Redemptions By Wire privilege must be elected by you when you fill out your initial application or you may select either option later by completing the Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. The Telephone Redemptions By Check privilege is available to shareholders of the Fund automatically, and no special application is necessary.

    The telephone redemption privileges are not available for IRAs, SEP-IRAs, 403(b)(7) custodial accounts or for pension and profit sharing accounts under CGM Retirement Plans (in which case State Street Bank is the trustee).

    The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

                      DIVIDENDS, CAPITAL GAINS AND TAXES

    The Fund intends to declare and pay quarterly dividends consisting of substantially all of its net investment income. Any capital gains distributions are normally made annually in December (after applying any available capital loss carryovers) but may be made more frequently as deemed advisable by the Board of Trustees. The Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.

    If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six-month period, any undeliverable or uncashed checks shall be cancelled and such amounts shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

    The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund so qualifies it generally will not be subject to federal income or excise tax to the extent that its taxable income is distributed to shareholders.

    The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.

    Dividends paid by the Fund from net investment income, including dividends, interest and net short-term capital gains, will be taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains distributions are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares.

    Distributions that the Fund receives from a real estate investment trust, and dividends of the Fund attributable to such distributions, will not constitute "dividends" for purposes of the dividends-received deduction applicable to corporate shareholders.

    A distribution will be treated as paid by the Fund and received by its shareholders on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.

    Any dividends or distributions paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. Although in effect a return of capital, these distributions are subject to taxes, even if their effect is to reduce the per share net asset value below a shareholder's cost. The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

    The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange of shares into another fund, is a taxable event and may result in a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares.

    Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may be subject to state and local taxes. In certain states, a portion of the Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. The Fund will indicate each year the portion of the Fund's income, if any, which is derived from such obligations.

    The Fund is required to withhold a portion of taxable dividends, capital gains distributions, and redemptions paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability. For additional information about withholding, please see the Statement.

    BFDS, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you will receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Shareholders of the Fund will receive these cost basis statements only for accounts opened after January 1, 1991. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

    The tax discussion set forth above is included for general information only. Shareholders and prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

                              PRICING OF SHARES
    The share price or "net asset value" per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the Exchange on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the Statement.

                           PERFORMANCE INFORMATION
    The Fund may include yield and total return information in advertisements or other written sales material. The Fund will show its average annual total return for the one-, five- and ten-year periods through the end of the most recent calendar quarter. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming automatic reinvestment of all dividends and capital gains distributions). The Fund may also show total return over other periods or on an aggregate basis for the period presented.

    Yield is computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent thirty-day period by the maximum offering price of a Fund share on the last day of the period. The Fund may also present one or more distribution rates in its sales literature. These rates will be determined by annualizing the Fund's distributions from net investment income and net short-term capital gains over a recent twelve-month, three-month or thirty-day period and dividing that amount by the net asset value on the last day of such period.

    The Fund may compare its performance to that of recognized financial indices or groups of mutual funds. It may also include its ranking among other mutual funds or its rating as published by mutual fund ranking services or major financial publications. All performance information is based on past results and is not an indication of likely future performance.

                       ADDITIONAL FACTS ABOUT THE FUND
[] The Trust was organized in 1986 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Trust currently has four series -- CGM Mutual Fund (a successor to Loomis-Sayles Mutual Fund), CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund (which commenced operations on May 13,
    1994).

[] When a shareholder invests in the Fund, the shareholder acquires freely transferable shares of beneficial interest that entitle the shareholder to receive dividends and to cast one vote at shareholder meetings for each share owned. On matters affecting the Fund, shares of the Fund vote separately from shares of other series of the Trust, except as otherwise required by law.

[] The investment objective of the Fund is fundamental and cannot be changed without shareholder approval. Non-fundamental policies may be changed at any time without such approval.

                                  APPENDIX A
                                   RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:
    AAA -- Securities rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA -- Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

    A -- Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories.

    BBB -- Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

    BB, B and CCC -- Securities rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CCC the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB -- Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

    B -- Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or BB- rating.

    CCC -- Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    Plus (+) or Minus (-): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

INVESTMENT ADVISER                                    CGM
Capital Growth Management                             MUTUAL FUND
Limited Partnership                                   Prospectus & Application
One International Place                               May 1, 1996
Boston, MA 02110
                                                      A No-Load Fund


TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102


SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266








                                                      [FENCER LOGO]



MFP96

PART B.
-------

                             Statement of Additional
                     Information for CGM Mutual Fund follows

                                 --------------

            Statements of Additional Information for CGM Realty Fund,
              CGM Fixed Income Fund, and CGM American Tax Free Fund
                                   are omitted

                                 CGM MUTUAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1996








         This Statement of Additional Information (the "Statement") is not a prospectus. This Statement relates to the CGM Mutual Fund Prospectus dated May 1, 1996 (the "Prospectus"), and should be read in conjunction therewith. A copy of the Prospectus may be obtained from CGM Trust, c/o The CGM Funds Investor Services Division, P.O. Box 449, Boston, Massachusetts 02117 (Telephone:
800-345-4048).


MSAI96

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

INTRODUCTION................................................................. 1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.............................. 1

PORTFOLIO TURNOVER........................................................... 4

MANAGEMENT OF THE FUND....................................................... 5

INVESTMENT ADVISORY AND OTHER SERVICES....................................... 7
         Advisory Agreement.................................................. 7
         Custodial Arrangements.............................................. 9
         Independent Accountants............................................. 9
         Other Arrangements.................................................. 9

PORTFOLIO TRANSACTIONS AND BROKERAGE......................................... 9

DESCRIPTION OF THE TRUST.....................................................10
         Shareholder Rights..................................................11
         Shareholder and Trustee Liability...................................12


HOW TO BUY SHARES............................................................12

ADVERTISING AND PERFORMANCE INFORMATION......................................13
         Calculation of Total Return.........................................13
         Calculation of Yield................................................13
         Performance Comparisons.............................................14

NET ASSET VALUE AND PUBLIC OFFERING PRICE....................................15

SHAREHOLDER SERVICES.........................................................16
         Open Accounts.......................................................16
         Systematic Withdrawal Plans ("SWP").................................17
         Exchange Privilege..................................................17
         Automatic Investment Plans ("AIP")..................................18
         Retirement Plans....................................................19
         Address Changes.....................................................19

REDEMPTIONS..................................................................19
         Redeeming by Telephone..............................................20
         Check Sent to the Record Address....................................20
         Proceeds Wired to a Predesignated Bank..............................20
         All Redemptions.....................................................21

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS.................21


FINANCIAL STATEMENTS.........................................................23

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

         CGM Mutual Fund (the "Fund"), registered with the Securities and Exchange Commission ("SEC") as a diversified open-end management investment company, is organized as a separate series of shares of CGM Trust (the "Trust"). The Trust is a Massachusetts business trust established under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated January 16, 1986, as amended. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust and the Fund's name was changed to CGM Mutual Fund in connection with the organization of CGM Fixed Income Fund as a second series of the Trust.


--------------------------------------------------------------------------------
                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

         The Fund's investment objective is reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. Current income is a consideration in the selection of the Fund's portfolio securities, but it is not a controlling factor. There are no assurances that the Fund will achieve its objective.

         The Fund seeks to attain its objective by investing substantially all of its assets in equity securities and fixed-income securities. The Fund is "flexibly managed"; it sometimes will be more heavily invested in equity or fixed-income securities, depending on management's view of the economic and investment outlook. The Fund will ordinarily invest its assets so that approximately 25% (or more) of the Fund's total assets will be invested in debt or fixed-income securities.


         The Fund may invest up to 35% of its total assets in debt or fixed-income securities of a quality below investment grade at the time of investment (i.e. securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's) or lower than BBB by Standard and Poor's Corporation ("S&P"), or their equivalent as determined by the Investment Manager), including up to 10% of its total assets in fixed income securities rated at the time of investment CAA by Moody's or CCC by S&P, or their equivalent as determined by the Investment Manager. Risks associated with such investments are described in the Prospectus.


          The Fund may not:

          (1) Invest in companies for the purpose of exercising control or management;

          (2) Issue any senior securities, except as it may be permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, future contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for the purposes of this restriction;

          (3)  Act as underwriter of securities issued by others;

          (4) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts;

          (5)  Make loans. (For purposes of this investment restriction, neither
               (i) entering into repurchase agreements nor (ii) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan);

          (6) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of one issuer, except the U.S. Government, its agencies or instrumentalities;

          (7) Invest more than 5% of its assets (taken at current value) in securities of companies which (with predecessor companies) have a record of less than three years of continuous operation, except that the Fund may purchase securities issued by a real estate investment trust in operation for less than 3 years if the sponsor of such real estate investment trust has been in operation for at least 3 years;

          (8) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or similar transaction. (Under the Investment Company Act of 1940, as amended (the "1940 Act")), the Fund generally may not: (a) invest more than 10% of its total assets (taken at current value) in such securities; (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value); or (c) own more than 3% of the outstanding voting stock of any one investment company);

          (9) Pledge, mortgage, hypothecate or otherwise encumber any of its assets;

          (10) Purchase or retain securities of an issuer if officers and trustees of the Fund and officers and directors of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of such issuer together own more than 5% of such shares or securities;

          (11) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies or instrumentalities;

          (12) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes;

          (13) Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold);

          (14) Purchase "illiquid" securities, including repurchase agreements maturing in more than seven days and options traded "over the counter," if, as a result, more than 10% of the Fund's total net assets would then be invested in such securities; and

          (15) Write or purchase puts, calls or combinations of both except that it may acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies. The Fund has no present intention to acquire any such warrants or rights, but may do so at any time without shareholder approval.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease resulting from a change in the values of assets will not constitute a violation of such restriction.

         The investment restrictions numbered 2, 3, 4, 5, 6, 11 and 12 above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 1, 7, 8, 9, 10, 13, 14 and 15 above are non-fundamental and may be changed at any time by vote of a majority of the Fund's Board of Trustees.

         It is also a non-fundamental policy of the Fund not to invest in real estate limited partnerships, except that the Fund may purchase publicly traded securities issued by real estate investment trusts. Real estate investment trusts may be affected by changes in underlying property values and mortgage real estate investment trusts may also be affected by the quality of credit extended. Other risks associated with real estate investment trusts include the possibility of a decline in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions; rising operating costs and property taxes; and fluctuations in rental income. Additionally, rising interest rates generally decrease the value of high-yielding securities and increase the costs of obtaining financing, which could cause the value of the Fund's investments in such securities to decline.

         Although authorized to invest in restricted securities, the Fund as a matter of policy currently does not intend to invest in such securities. Also, the Fund has given undertakings to a state regulatory authority in connection with the qualification of Fund shares for sale in such state that its investments in warrants will not exceed 5% of the value of its net assets and that not more than 2% of its net assets will be invested in warrants which are not listed on the New York or American Stock Exchanges. Such policy and undertakings can be changed without shareholder approval, but shareholders will be advised if any such changes are made.

         The Fund may invest in repurchase agreements which are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period and (3) inability to enforce rights and the expenses involved in attempted enforcement.


--------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

         Although the Fund's objective is long-term capital appreciation, it frequently sells portfolio securities in response to changes in market, industry or individual company conditions or outlook, even though those securities may only have been held for short periods of time. This policy may result in higher securities transaction costs. To the extent that this policy results in gains on investments, the Fund will make distributions to shareholders, which may accelerate the shareholders' tax liabilities for realized gains and may result in the distribution of short-term capital gains taxable as ordinary income. See "Income Dividends, Capital Gains Distributions and Tax Status."

         The Fund's portfolio turnover rate for each of the last ten years is set forth in the Prospectus in the table entitled "Financial Highlights." The Fund's portfolio turnover rate has varied significantly from year to year in the recent past due to the volatility of economic and market conditions, and the Fund anticipates similar variations in the future.



--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

         PETER O. BROWN -- Trustee;
               30 Douglas Road, Rochester, NY; Partner, Harter, Secrest & Emery; formerly Executive Vice President and Chief Operating Officer, The Glenmede Trust Company; formerly Senior Vice President, Chase Lincoln First Bank, N.A.

         NICHOLAS J. GRANT -- Trustee;
               77 Massachusetts Avenue, Cambridge, MA; Professor of Metallurgy and Materials Science, Massachusetts Institute of Technology.

         G. KENNETH HEEBNER* -- Trustee and Vice President;
               Employee, CGM; formerly Vice President and Director, Loomis, Sayles and Company, Incorporated ("Loomis Sayles").

         ROBERT L. KEMP* -- Trustee and President;
               Employee, CGM; formerly President and Director, Loomis Sayles.

         ROBERT B. KITTREDGE -- Trustee;
               21 Sturdivant Street, Cumberland Foreside, ME; Retired; formerly Vice President, General Counsel and Director, Loomis Sayles.

         LAURENS MACLURE -- Trustee;
               183 Sohier Street, Cohasset, MA; Retired; formerly President and Chief Executive Officer, New England Deaconess Hospital.

         JAMES VAN DYKE QUEREAU, JR. -- Trustee;
               59 Annewood Lane, Wayne, PA; Managing Partner, Stratton Management Company; formerly Institutional Managing Partner, Loomis Sayles.

         J. BAUR WHITTLESEY -- Trustee;
               1521 Locust Street, Philadelphia, PA; Attorney.

         KATHLEEN S. HAUGHTON -- Vice President;
               222 Berkeley Street, Boston, MA 02116; Employee -- Investor Services Division, CGM; formerly Vice President, Boston Financial Data Services, Inc.

         LESLIE A. LAKE -- Vice President and Secretary;
               Employee -- Office Administrator, CGM; formerly Office Administrator, Capital Growth Management Division of Loomis Sayles.

         MARTHA I. MAGUIRE -- Vice President
               Employee -- Funds Marketing, CGM; formerly marketing communications consultant (self-employed); formerly Sales Promotion Consultant, The New England.

         MARY L. STONE -- Assistant Vice President;
               Employee -- Coordinator, Mutual Fund Recordkeeping, CGM; formerly Coordinator, Mutual Fund Recordkeeping, Loomis Sayles.

         FRANK N. STRAUSS -- Treasurer;
               222 Berkeley Street, Boston, MA 02116; Employee -- Chief Financial Officer, CGM; formerly Vice President of Fund Accounting, Freedom Capital Management Corporation and Assistant Vice President, The Boston Company, Inc.

         W. DUGAL THOMAS -- Vice President;
               Employee -- Director of Marketing, CGM; formerly Director of Marketing, Loomis Sayles.


----------
 * Trustee deemed to be an "interested person" of the Fund, as defined by the 1940 Act.


         Each of the Fund's trustees is also a trustee of one or more other investment companies for which CGM acts as investment adviser. Except as indicated above, the address of each trustee and officer of the Fund affiliated with CGM is One International Place, Boston, Massachusetts 02110.


         As of January 31, 1996, the officers and trustees of the Fund owned beneficially less than 1% of the outstanding shares of the Fund.

         The Fund pays no compensation to its officers or to the trustees listed above who are interested persons of the Fund. Officers and trustees receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Trust to its trustees for the year ended December 31, 1995:


                                                         Pension                                     Total
                                                     or Retirement             Estimated        Compensation From
                                  Aggregate         Benefits Accrued            Annual            Registrant and
 Name of                        Compensation         as Part of Fund         Benefit upon         Fund Complex
 Trustee                         From Trust             Expenses              Retirement       Paid to Trustees(a)
--------                        ------------        ----------------         ------------      -------------------

Peter O. Brown                     $22,000                None                  None                 $32,000
Nicholas J. Grant                   26,500                None                  None                  38,000
G. Kenneth Heebner                    None                None                  None                    None
Robert L. Kemp                        None                None                  None                    None
Robert B. Kittredge                 22,000                None                  None                  32,000
Laurens Maclure                     22,000                None                  None                  32,000
James Van Dyke Quereau, Jr.         22,000                None                  None                  32,000
J. Baur Whittlesey                  22,000                None                  None                  32,000


-------------

(a)  The Fund Complex is comprised of two Trusts with a total of five funds.



--------------------------------------------------------------------------------
                     INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

         Advisory Agreement. CGM serves as investment manager of the Fund under an advisory agreement dated September 1, 1993. CGM has served as investment manager of the Fund since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis Sayles, whose Capital Growth Management Division was reorganized into CGM on that date.


         Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 0.75% of the first $200 million of the Fund's average daily net asset value, 0.70% of the next $300 million of such value and 0.65% of such value in excess of $500 million. While this rate is higher than that paid by most other investment companies, it is comparable to the fees paid by many investment companies having investment objectives and policies similar to those of the Fund. For the fiscal years ended December 31, 1993, 1994 and 1995, the advisory fee paid to CGM in respect of services rendered to the Fund amounted to $5,100,940, $7,523,197 and $7,637,552, respectively.


         The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing, registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses. Under the advisory agreement, if the total of all ordinary business expenses of the Fund for any fiscal year exceeds the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which shares of the Fund are qualified for sale, the total fee otherwise due CGM is reduced by the amount of such excess, and if after giving effect to such reduction such total continues to exceed such limitation, CGM pays such excess, unless such reduction of payment would result in the inability of the Fund to qualify as a regulated investment company under applicable tax law. At the date of this Statement, the lowest applicable net asset percentage limitation on the Fund's total ordinary expenses (including investment advisory fees, but excluding taxes, portfolio brokerage commissions and interest) was 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million.

         CGM also acts as investment adviser to CGM Capital Development Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund and three other mutual fund portfolios. CGM also provides investment advice to other institutional clients.

         Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

         Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.

         Independent Accountants. The Fund's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


         Other Arrangements. Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial and related clerical services for which it is reimbursed by the Fund based on the cost of providing these services. For the services rendered to the Fund for the fiscal year 1995, fiscal year 1994 and fiscal year 1993, CGM was reimbursed in the amounts of $80,000, $80,000 and $34,150, respectively.



--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

         In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

         CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

         Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.


         In 1995, brokerage transactions of the Fund aggregating $3,625,472,842 were allocated to brokers providing research services and $4,958,325 in commissions were paid on these transactions. During 1993, 1994 and 1995, the Fund paid total brokerage fees of approximately $8,684,220, $5,775,145 and $5,702,810, respectively. The variation in the Fund's brokerage commissions is substantially attributable to fluctuating portfolio activity.



--------------------------------------------------------------------------------
                            DESCRIPTION OF THE TRUST
--------------------------------------------------------------------------------

         The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of the Fund. Each share of the Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Fund do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

         The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Fund, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

Shareholder Rights


         On December 31, 1995, there were 39,230,204 shares of the Fund outstanding. On that date State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 9,226,741 shares -- about 24% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) in the election of trustees and the termination of the Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws of regulations. The shareholders of the Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting the Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Fund.

Shareholder and Trustee Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

         The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of the Fund.


--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

         The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."


--------------------------------------------------------------------------------
                     ADVERTISING AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Calculation of Total Return

         The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

                  (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

                  (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

                  (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.


         For the one, five and ten year periods ended December 31, 1995, the Fund's average annual total return was 24.3%, 15.4% and 13.9%, respectively. For the one, five, ten and twenty-five year periods ended December 31, 1995, the total return on a hypothetical $1,000 investment in the Fund on an aggregate basis was 24.3%, 104.3%, 268.7% and 1,308.7%, respectively. In computing performance information for the Fund, no adjustment has been made for a shareholder's tax liability on taxable dividends and capital gains distributions.


Calculation of Yield.

         The Fund may use yield information in advertisements or written sales material. The Fund's yield is based on a recent 30 day period, and is determined in accordance with the SEC's standardized formula by:

                  (1) calculating the aggregate dividends and adjusted interest earned during that period, net of recurring expenses accrued for the period; and

                  (2) dividing that amount by the product of (A) the average daily number of shares outstanding during the period and (B) the maximum offering price per share on the last day of the period (less any earned income expected to be declared as a dividend shortly thereafter).

         The result is annualized, assuming a quarterly compounding, to determine the Fund's yield. Interest earned during the period will be adjusted to reflect amortization of any premium or discount from par on the Fund's fixed income securities (other than obligations backed by mortgages or other assets), using the market value for these securities on the last day of the period, or, for securities purchased during the period, using actual cost. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund.

Performance Comparisons

         Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

         The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns.

         The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

         No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

         The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.

         Lipper Analytical Services, Inc., an independent service that monitors the performance of over 4,700 mutual funds, calculates total return for those funds grouped by investment objective. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.

         Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects the fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.

         Value Line, Inc. ("Value Line"), an independent mutual fund ranking service reviews the performance of 2,000 mutual funds. In ranking mutual funds, Value Line uses two indicators: a Risk Rank to show the total level of risk a fund has assumed and an Overall Rank measuring various performance criteria taking risk into account. Funds are ranked from 1 to 5, with 1 the highest Overall Rank (the best risk-adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.

         From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund and information about persons responsible for its portfolio management may appear in national publications and major metropolitan newspapers including, but not limited to, The Wall Street Journal, The Boston Globe and Forbes, Fortune, and Money magazines. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature.

         The Fund has been continuously managed since 1981 by G. Kenneth
Heebner.


--------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

         The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."

         The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Presidents' Day and Good Friday.

         Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or on the NASDAQ National Market System) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. government securities are valued at the most recent quoted price on the date of valuation.

         For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or
(ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.


--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Open Accounts

         A shareholder's investment in the Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

         Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

         The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

         The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plans ("SWP")

         A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services--Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established.

         Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the SWP application. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the shareholder's Systematic Withdrawal Plan will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks.

         Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

Exchange Privilege

         A shareholder may exchange shares of the Fund for shares of CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund, New England Cash Management Trust, New England Tax Exempt Money Market Trust or CGM Capital Development Fund; however, shares of CGM Capital Development Fund may only be exchanged for if you were a shareholder on September 24, 1993, and have remained a shareholder in the CGM Capital Development Fund. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of the Investment Manager and counsel to such fund and the Investment Manager. CGM Realty Fund shares are not available in South Dakota as described in the prospectus for CGM Realty Fund. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services--Exchange Privilege." The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips) per year. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides.

         Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided that a special authorization form is on file with the Trust, or (ii) a written exchange request to CGM Shareholder Services accompanied by an account application for the appropriate fund. Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation.

         For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

Automatic Investment Plans ("AIP")

         Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated account at a bank or other financial institution. Shareholders receive a confirmation of each purchase of Fund shares, and each debit from a shareholder's bank account will appear on the shareholder's monthly bank statement. Fund shares purchased under the AIP must be owned for ten days before they may be redeemed.

         Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may immediately terminate a shareholder's participation in the AIP in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

Retirement Plans

         Under "Shareholder Services--Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred pension or profit sharing plans, as well as SEP-IRAs, IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

         For participants under age 59 1/2, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.

         Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Address Changes

         Shareholders can request to change their record address either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner(s) obtain(s) a signature guarantee. Written requests for a change in address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.


--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

         The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

         Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution in accordance with procedures established by the Trust. Signature guarantees by notaries public are not acceptable.

         The procedures established by the Trust provide that an "eligible guarantor institution" means any of the following: banks (as defined in ss. 3(a) of the Federal Deposit Insurance Act (the "FDIA") [12 U.S.C. ss. 1813(a)]); brokers, dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934 (the "Act"); credit unions (as defined in ss. 19(b)(1)(A) of the Federal Reserve Act [12 U.S.C. ss. 461(b)]); national securities exchanges, registered securities associations and clearing agencies, as those terms are defined under the Act; and savings associations (as defined in ss. 3(b) of the FDIA [12 U.S.C. ss. 1813(b)]). However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the record address, which has not changed in the prior three months. If the record address has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.

Redeeming by Telephone

         There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. (Eastern time). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for IRAs, SEP-IRAs, 403(b)(7) custodial accounts or pension and profit sharing plans under a CGM retirement plan where State Street Bank is the trustee.

Check Sent to the Record Address

         A shareholder may request that a check be sent to the record address on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. The check will be made payable to the registered owner(s) of the account.

         If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

Proceeds Wired to a Predesignated Bank

         A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on the Service Option Form available from the Trust. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

All Redemptions


         The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within seven days (and generally on the first business day) following receipt of a proper redemption request. In those cases where you have recently purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.


         The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

         A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

         Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.


--------------------------------------------------------------------------------
          INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

         As described in the Prospectus under "Dividends, Capital Gains Distributions and Taxes" it is the policy of the Fund to pay quarterly, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

         Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. (However, if you elect to receive capital gains in cash, your income dividends must also be received in cash.) The election, made at the time the account is opened, may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services. In order for a change to be in effect for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution. If you elect to receive distributions in cash, and checks are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will be automatically changed and your future distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

         The Fund has met, and intends to continue to meet, the requirements of the Internal Revenue Code with respect to regulated investment companies.

         The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.

         Dividends paid by the Fund from net investment income, including dividends, interest and net short-term capital gains, will be taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains distributions are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares.

         Distributions that the Fund receives from a REIT, and dividends of the Fund attributable to such distributions, will not constitute "dividends" for purposes of the dividends-received deduction applicable to corporate shareholders. Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.

         The Fund is required to withhold and remit to the U.S. Treasury 31% of all dividends from net investment income and capital gains distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of Fund shares from a shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding).

         As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         The financial statements and Report of Independent Accountants for the year ended December 31, 1995, included in the Fund's Annual Report to Shareholders for the year ended December 31, 1995, are incorporated herein by reference.




167857.c5

                                    CGM TRUST

PART C.        OTHER INFORMATION

Item 24.       Financial Statements and Exhibits


               (a) Financial Statements with respect to CGM Mutual Fund, CGM Realty Fund, CGM Fixed Income Fund, and CGM American Tax Free Fund are incorporated herein by reference to each Fund's Annual Report to Shareholders for the year ended December 31, 1995 (File No. 2-10653) filed on February 22, 1996.


               (b)  Exhibits:

                    (1)

                         (A) Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 61 on Form N-1A (File No. 2-10653) filed on June 27, 1986.

                         (B) Amendment No. 1 to the Agreement and Declaration of Trust is contained in Post-Effective Amendment No. 68 on Form N-1A (File No. 2-10653) filed on April 15, 1991.

                         (C) Amendment No. 2 to the Agreement and Declaration of Trust is contained in Post-Effective Amendment No. 69 on Form N-1A (File No. 2-10653) filed on December 23, 1991.

                         (D) Amendment No. 3 to the Agreement and Declaration of Trust is contained in Post-Effective Amendment No. 70 on Form N-1A (File No. 2-10653) filed on April 30, 1992.

                         (E) Amendment No. 4 to the Agreement and Declaration of Trust is contained in Post-Effective Amendment No. 74 on Form N-1A (File No. 2-10653) filed on September 10, 1993.

                         (F) Amendment No. 5 to the Agreement and Declaration of Trust is contained in Post-Effective Amendment No. 76 on Form N-1A (File No. 2-10653) filed on March 14, 1994.

                    (2) By-Laws of the Registrant, as amended, are contained in Post-Effective Amendment No. 66 on Form N-1A (File No. 2-10653) filed on May 1, 1989.

                    (3)  None.

                    (4)  (A)  Form of share certificate of the Registrant's CGM
                              Mutual Fund is contained in Post-Effective
                              Amendment No. 77 on Form N-1A (File No. 2-10653) filed on April 28, 1994.

                         (B) Form of share certificate of the Registrants' CGM Fixed Income Fund is contained in Post-Effective Amendment No. 77 on Form N- 1A (File No. 2-10653) filed on April 28, 1994.

                         (C) Form of share certificate of the Registrant's CGM American Tax Free Fund is contained in Post-Effective Amendment No. 77 on Form N-1A (File No. 2-10653) filed on April 28, 1994.


                         (D) Form of share certificate of the Registrant's CGM Realty Fund is contained in Post-Effective Amendment No. 77 on Form N-1A (File No. 2-10653) filed on April 28, 1994.

                    (5)  (A)  Advisory Agreement of the Registrant dated
                              September 1, 1993 with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 75 on Form N-1A (File No. 2-10653) filed on February 24, 1994.

                         (B) Advisory Agreement of the Registrant dated September 1, 1993 with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 75 on Form N-1A (File No. 2-10653) filed on February 24, 1994.

                         (C) Advisory Agreement of the Registrant dated November 8, 1993 with respect to CGM American Tax Free Fund is contained in Post-Effective Amendment No. 75 on Form N-1A (File No. 2-10653) filed on February 24, 1994.

                         (D) Advisory Agreement of the Registrant dated May 12, 1994 with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 2-10653) filed on November 8, 1994.

                    (6)  None.

                    (7)  None.

                    (8)  (A)  Custodian Agreement with respect to CGM Mutual
                              Fund is contained in Post-Effective Amendment No. 61 on Form N-1A (File No. 2-10653) filed on June 27, 1986.

                         (B) Supplement dated March 6, 1992 to Custodian Contract with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 70 on Form N-1A (File No. 2-10653) filed on April 30, 1992.

                         (C) Custodian Contract dated March 6, 1992 with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 70 on Form N-1A (File No. 2-10653) filed on April 30, 1992.

                         (D) Amendment dated April 16, 1992 to the Custodian Contract with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 70 on Form N-1A (File No. 2-10653) filed on April 30, 1992.

                         (E) Custodian Contract with respect to CGM American Tax Free Fund is contained in Post-Effective Amendment No. 77 on Form N-1A (File No 2-10653) filed on April 28, 1994.

                         (F) Custodian Contract with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 78 on Form N-1A (File No. 2- 10653) filed on November 8, 1994.

                    (9)  (A)  Service Agreement is contained in Post-Effective
                              Amendment No. 67 on Form N-1A (File No. 2-10653) filed on May 1, 1990.

                         (B) Transfer Agency and Service Agreement with respect to CGM Mutual Fund dated June 1, 1987 is contained in Post-Effective Amendment No. 70 on Form N-1A (File No. 2-10653) filed on April 30, 1992.

                         (C) Supplement dated March 6, 1992 to Transfer Agency and Service Agreement with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 70 on Form N-1A (File No. 2-10653) filed on April 30, 1992.

                         (D) Transfer Agency and Service Agreement dated March 6, 1992 with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 70 on Form N-1A (File No. 2-10653) filed on April 30, 1992.

                         (E) Transfer Agency Agreement with respect to CGM American Tax Free Fund is contained in Post-Effective Amendment No. 77 on Form N-1A (File No 2-10653) filed on April 28, 1994.

                         (F) Powers of Attorney are contained on the signature page of Post-Effective Amendment No. 74 on Form N-1A (File No. 2-10653) filed on September 10, 1993.

                         (G) Transfer Agency Agreement with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 78 on Form N-1A (File No. 2-10653) filed on November 8, 1994.

                    (10) (A) Opinion and consent of counsel with respect to shares of CGM Mutual Fund is contained in Post-Effective Amendment No. 59 on Form N-1A (File No. 2-10653) filed on April 30, 1986.

                         (B) Opinion and consent of counsel with respect to shares of CGM Fixed Income Fund is contained in Post-Effective Amendment No. 69 on Form N-1A (File No. 2-10653) filed on December 23, 1991.

                         (C) Opinion and consent of counsel with respect to shares of CGM American Tax Free Fund is contained in Post-Effective Amendment No. 74 on Form N-1A (File No. 2-10653) filed on September 10, 1993.

                         (D) Opinion and consent of counsel with respect to shares of CGM Realty Fund is contained in Post-Effective Amendment No. 76 on Form N-1A (File No. 2-10653) filed on March 14, 1994.

                    (11) Consent of independent accountants is filed herewith.

                    (12) None.

                    (13) The annual report to shareholders of CGM Mutual Fund, portions of which are incorporated by reference into the Registration Statement, is included as Exhibit 13 hereto.

                    (14) Forms of The CGM Funds Retirement Plans are contained in Post Effective Amendment No. 73 on Form N-1A (File No. 2-10653) filed on April 30, 1993.

                    (15) None.


                    (16) None.

                    (17) Financial data schedule is filed herewith.

                    (18) None.


Item 25.       Persons Controlled by or Under Common Control with Registrant

               Information pertaining to persons controlled by or under common control with the Registrant is hereby incorporated by reference to the section captioned "The Fund's Investment Manager" in each Prospectus and the section captioned "Investment Advisory and Other Services -- Advisory Agreement" in each Statement of Additional Information.

Item 26.       Number of Holders of Securities


               The following table sets forth the number of record holders of each class of securities of the Registrant as of February 9, 1996:

                                                                     Number of Record
               Title of Class                                             Holders
               --------------                                             -------

               Shares of Beneficial Interest, CGM Mutual Fund             76,856

               Shares of Beneficial Interest, CGM Fixed Income Fund        2,301

               Shares of Beneficial Interest, CGM American Tax Free Fund   1,087

               Shares of Beneficial Interest, CGM Realty Fund              5,427


Item 27.       Indemnification

               See Article 4 of the Trust's By-Laws which is incorporated herein by reference to Post-Effective Amendment No. 66 on Form N-1A (File No. 2-10653) filed on May 1, 1989. In addition, the Trust maintains a trustees and officers liability insurance policy with maximum coverage of $5 million under which the Trust and its trustees and officers will be named insureds.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust's By-Laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against the public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.       Business and Other Connections of Investment Adviser

               Capital Growth Management Limited Partnership ("CGM"), the investment manager of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

Item 29.       Principal Underwriters

               Not applicable.

Item 30.       Location of Accounts and Records

               The following companies maintain possession of the documents required by the specified rules:

               (a) Registrant
                   Rule 31a-1(a)(4); Rule 31a-1(d); Rule 31a-2(a); Rule 31a-2(c)

               (b) State Street Bank and Trust Company
                   225 Franklin Street
                   Boston, Massachusetts  02110
                   Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7),
                   (8); Rule 31a-2(a)


               (c) Capital Growth Management Limited Partnership
                   One International Place
                   Boston, Massachusetts  02110
                   Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f);
                   Rule 31a-2(a); Rule 31a-2(e)


Item 31.       Management Services

               Not applicable.

Item 32.       Undertakings

          (a) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as though such provision of the Act were applicable to the Registrant, except that the request referred to therein may only be made by shareholders who hold in the aggregate at least one percent of the outstanding shares of the Registrant or shares with an aggregate net asset value of $25,000.

          (b) The Registrant undertakes, with respect to CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund, to furnish, upon request and without charge, to each person to whom a fund's prospectus is delivered, a copy of such fund's latest annual report to shareholders.

                                    CGM TRUST

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 16th day of February, 1996.



                                             CGM Trust

                                             By: /s/ Robert L. Kemp
                                                 --------------------------
                                                 Robert L. Kemp
                                                 President

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  Signature                                     Title                            Date
                  ---------                                     -----                            ----

   /s/ Robert L. Kemp                           President (Principal Executive         February 16, 1996
-------------------------------                 Officer) and Trustee
Robert L. Kemp

  /s/ Frank N. Strauss                          Treasurer (Principal Financial         February 20, 1996
-------------------------------                 and Accounting Officer)
Frank N. Strauss

                 *                              Trustee                                February 16, 1996
-------------------------------
Peter O. Brown

                 *                              Trustee                                February 16, 1996
-------------------------------
Nicholas J. Grant

                 *                              Trustee                                February 16, 1996
-------------------------------
G. Kenneth Heebner

                 *                              Trustee                                February 16, 1996
-------------------------------
Robert B. Kittredge

                 *                              Trustee                                February 16, 1996
-------------------------------
Laurens MacLure

                 *                              Trustee                                February 16, 1996
-------------------------------
James Van Dyke Quereau, Jr.

                 *                              Trustee                                February 16, 1996
-------------------------------
J. Baur Whittlesey


   *  By:    /s/ Robert L. Kemp
         ----------------------
         Attorney-In-Fact

                                  EXHIBIT INDEX

EXHIBIT                                                            SEQUENTIALLY
NUMBER                        EXHIBIT                             NUMBERED PAGE
------                        -------                             -------------

  11             Consent of Independent Accountants


  13             Annual Report to Shareholders of CGM Mutual Fund

  17             Financial Data Schedule






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